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                            SUPPORT AGREEMENT


          THIS AGREEMENT is made as of the 29th day of December, 1999,


AMONG:


                         724 SOLUTIONS INC., a corporation incorporated under the laws of the Province of Ontario ("724 Solutions")

                         AND

                         724 SOLUTIONS INTERNATIONAL SRL, a corporation incorporated under the laws of the Island of Barbados, West Indies ("724SRL")

                         AND

                         CITICORP STRATEGIC TECHNOLOGY CORPORATION, a corporation established under the laws of Delaware ("Citicorp")




BACKGROUND:

1. 724 Solutions Corp. (the "Licensor"), an indirectly wholly-owned subsidiary of 724 Solutions, and Citicorp have entered into a master technology license agreement ("Master Agreement") of even date herewith.

2. 724 Solutions or its wholly-owned subsidiary 724 SRL own the 724 Technology. 724 SRL as owner or licensee (from 724 Solutions) of the 724 Technology, has granted the rights to the Licensor to enter into license arrangements concerning the 724 Technology.

3. As an inducement to Citicorp to enter into, and in consideration of Citicorp's agreement to enter into, the Master Agreement, 724 Solutions and 724 SRL, have agreed to support the representations, warranties and covenants of the Licensor as set forth in the Master Agreement, subject to the restrictions and limitations therein set forth.

4. All capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Master Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency which are hereby acknowledged), the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES. 724 Solutions and 724 SRL hereby jointly and severally represent and warrant to the Citicorp, subject to the limitations, restrictions according to


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     Sections 6.2, 6.3 and 6.4 of the Master Agreement, that the representations of the Licensor as set forth in Section 6.1 of the Master Agreement are accurate and complete.

2. OBLIGATIONS. Subject to the limitations and restrictions expressly set forth in the Master Agreement, 724 Solutions and 724 SRL hereby (jointly and severally) irrevocably and unconditionally guarantee the full and timely performance by the Licensor of its obligations and covenants under the Master Agreement, and 724 Solutions and 724 SRL shall each be jointly and severally bound with the Licensor for the fulfillment of such obligations and covenants.

3. INDEMNITY. 724 Solutions and 724 SRL hereby jointly and severally indemnify Citicorp from and against all losses, costs (including, without limitation, reasonable legal fees) and damages in respect of the Master Agreement caused by actions or omissions of the Licensor. 724 Solutions and 724 SRL hereby waive any rights to require Citicorp to proceed against the Licensor or to pursue any other remedy whatsoever which may be available to Citicorp before proceeding against 724 Solutions or 724 SRL. 724 Solutions and 724 SRL shall not be discharged or released from this guarantee or indemnity by any arrangement made between the Licensor and Citicorp or by any alteration or waiver of the obligations of the Licensor, whether or not the consent of 724 Solutions and/or 724 SRL to such arrangement, alteration or waiver is obtained.

4. CORPORATE AUTHORITY. 724 Solutions and 724 SRL each represent and warrants to Citicorp that it has corporate authority and that all proceedings have been taken by it to make the above commitments and execution and delivery of this Support Agreement by it legal and valid and to constitute this agreement a binding obligation of 724 Solutions or 724 SRL (as the case may be) enforceable against it against its terms.

5.   GENERAL.

     (a) No party may assign its rights under this Agreement without the prior written consent of the others.

     (b) This Agreement may be executed and delivered to several counterparts.

     (c) This Agreement shall be governed by the laws of the province of Ontario, and the parties hereby attorn to the jurisdiction of the courts of the province of Ontario.

             IN WITNESS WHEREOF the persons below have executed this agreement on the date first written above.


                                       724 SOLUTIONS INC.

                                       Per:      /s/ Christopher Erickson
                                           -----------------------------------
                                           Name:   Christopher Erickson
                                           Title:  President

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                                       724 SOLUTIONS INTERNATIONAL SRL

                                       Per:      /s/ Christopher Erickson
                                           -----------------------------------
                                           Name:   Christopher Erickson
                                           Title:  President





                                       CITICORP STRATEGIC TECHNOLOGY
                                       CORPORATION

                                       Per:      /s/ Gordon D. Treco
                                           -----------------------------------
                                           Name:   Gordon D. Treco
                                           Title:  Vice President